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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 24, 2000


                      Advanta Mortgage Loan Trust 2000-1
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             (Exact name of registrant as specified in its charter)


           Delaware                   333-92669-02              23-2723382
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(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
      of Incorporation)                  Number)           Identification No.)

Attention: General Counsel
10790 Rancho Bernardo Drive
San Diego, California                                              92127
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number,
including area code                                            (858) 676-3099
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                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                       333-92669              88-0360305
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(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
      of Incorporation)                  Number)           Identification No.)

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          (Former name or former address, if changed since last report)



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Item 2.    Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Loans

                  Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $700,051,007.00 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-92669) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 2000-1 (the "Trust") which issued approximately $400,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates (the "Certificates"), on May 24, 2000(the "Closing Date").

                  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions issued in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The primary assets of the Trust are two groups of sub-prime residential mortgage loans which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated December 28, 1999 and the Prospectus Supplement dated May 19, 2000 filed pursuant to Rule 424(b)(5) of the Act with the Commission. The Trust will also hold cash on deposit in a pre-funding account to be used for the sole purpose of purchasing additional mortgage loans on or before July 31, 2000.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated May 24, 2000.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated May 24, 2000.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ADVANTA CONDUIT RECEIVABLES, INC.




                                    By: /s/   Michael Coco
                                       ------------------------------
                                        Name:   Michael Coco
                                        Title:  Vice President



                                    ADVANTA CONDUIT RECEIVABLES, INC., as
                                    Sponsor on behalf of Advanta Mortgage
                                    Loan Trust 2000-1.


                                    By: /s/   Michael Coco
                                       ------------------------------
                                        Name:   Michael Coco
                                        Title:  Vice President




Dated: May 24, 2000



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                                  EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

       5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of May 24, 2000.

       8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of May 24, 2000.